UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020

RATTLER MIDSTREAM LP

(Exact name of registrant as specified in its charter)

Delaware	001-38919	83-1404608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Avenue, Suite 1200 Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	RTLR	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

In connection with the Notes Offering (described in Item 8.01 below), Rattler Midstream LP (the “Partnership”) is providing the following preliminary estimated financial information.

Preliminary Estimated Unaudited Consolidated Financial Information as of and for the Three Months Ended June 30, 2020

The Partnership’s consolidated financial statements for the three and six months ended June 30, 2020 are not yet available. Accordingly, the financial information the Partnership presents below is preliminary and subject to the completion of its financial closing procedures and any adjustments that may result from the completion of the quarterly review of its consolidated financial statements. As a result, this preliminary estimated financial information may differ from the actual results that will be reflected in the Partnership’s consolidated financial statements for the quarter due to the completion of its financial closing procedures, final adjustments and other developments that may arise between the date of this current report and the time that the Partnership’s financial position and results of operations as of and for the three and six months ended June 30, 2020 are finalized. The preliminary estimates as of and for the three months ended June 30, 2020 are not necessarily indicative of the results to be achieved in any future period. These preliminary estimated results may change and those changes may be material. The following information reflects the Partnership’s preliminary expectations with respect to certain financial results based on currently available information. In addition, the preliminary estimates set forth below are not a comprehensive statement of the Partnership’s consolidated financial position and results of operations as of and for the three months ended June 30, 2020, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

The preliminary estimated financial information included in this current report has been prepared by, and is the responsibility of, the Partnership’s management. The Partnership’s auditors have not audited, reviewed, compiled or applied any agreed-upon procedures with respect to this preliminary estimated financial information. Accordingly, its auditors do not express an opinion or any other form of assurance with respect thereto.

	Three Months Ended June 30, 2020
	(estimated)
(In millions)	Low	High
Preliminary Estimated Statement of Operations Data:
Revenues	$85	$95
Adjusted EBITDA(1)	$53	$58
Operated Midstream Capital Expenditures	$50	$52
Equity Method Investment Contributions	$33

(1)     Includes preliminary results from the EPIC, Gray Oak, Wink to Webster, OMOG and Amarillo Rattler joint ventures.

As of June 30, 2020
(In millions)	(estimated)
Preliminary Estimated Balance Sheet Data:
Cash and Cash Equivalents	$11
Revolving Credit Facility	$523

The following table sets forth preliminary estimated financial information regarding the Partnership’s equity method investment interests as of June 30, 2020:

	Ownership Interest	Cumulative Capital Contributions	Anticipated Remaining Capital Commitment
(In millions)
EPIC Crude Holdings, LP	10%	$127	$ 8
Gray Oak Pipeline, LLC	10%	141	5
Wink to Webster Pipeline LLC	4%	59	49
OMOG JV LLC	60%	219	—
Amarillo Rattler, LLC	50%	4	46

Total		$550	$ 108

Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental non-GAAP financial measure used by management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders and rating agencies. Management believes Adjusted EBITDA is useful because the measure allows it to more effectively evaluate the Partnership’s operating performance and compare the results of its operations period to period without regard to its financing methods or capital structure.

The Partnership defines Adjusted EBITDA as net income before income taxes, interest expense, net of amount capitalized, its proportional interest expense related to equity method investments, non-cash unit-based compensation expense, depreciation, amortization and accretion on assets and liabilities of the Rattler Midstream Operating LLC (the “Operating Company”), its proportional interest of depreciation on its equity method investments and other non-cash transactions. The GAAP measure most directly comparable to Adjusted EBITDA is net income. However, the Partnership is currently in the process of evaluating the carrying value of certain of its assets, including its equity method investments, and conducting impairment tests on those assets. Upon completion of its impairment testing, the Partnership may determine that the carrying amount of certain of its assets exceeds the recoverable amounts. This could cause the Partnership to recognize impairment or similar non-cash charges on such affected assets for the three months ended June 30, 2020. These charges are not currently estimable and may be material. Accordingly, the Partnership has provided a preliminary estimate of revenues, rather than net income. Adjusted EBITDA should not be considered an alternative to revenues, net income or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA excludes some, but not all, items that affect net income, and these measures may vary from those of other companies. The Partnership’s computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and may not be comparable to similarly titled measures used in its various agreements.

The Partnership has not provided guidance on the reconciling items between preliminary estimated revenues and preliminary estimated Adjusted EBITDA due to the uncertainty regarding timing and estimates of these items. The Partnership provides a range for the preliminary estimates of revenues and Adjusted EBITDA to allow for the variability in timing and uncertainty of estimates of reconciling items between preliminary estimated revenues and preliminary estimated Adjusted EBITDA. As a result, the Partnership cannot reconcile preliminary estimated revenues to preliminary estimated Adjusted EBITDA without unreasonable effort.

Amarillo Rattler Development Update

We own a 50% equity interest in Amarillo Rattler, LLC, a joint venture that owns and operates the Yellow Rose gas gathering and processing system. Amarillo Rattler, LLC also intends to construct and operate a new 60,000 Mcf/d cryogenic natural gas processing plant in Martin County, Texas, as well as incremental gas gathering and compression and regional transportation pipelines. However, development of the new processing plant has been postponed pending a recovery in commodity prices and activity levels. We will continue to monitor these conditions with our joint venture partner.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than historical facts, that address activities that the Partnership assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward- looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including specifically the statements regarding the preliminary estimated financial information and the statements regarding the Notes Offering (as defined below). These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of the Partnership. Information concerning these risks and other factors can be found in the Partnership’s filings with the Securities and Exchange Commission, including its Forms 10-K, 10-Q and 8-K and any amendments thereto, which can be obtained free of charge on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Partnership undertakes no obligation to update or revise any forward-looking statement.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 2.02 of this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.	Other Events.

Notes Offering

On July 7, 2020, the Partnership issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $500.0 million aggregate principal amount of its Senior Notes due 2025 (the “Notes”). The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Notes Offering”). The Partnership intends to lend the proceeds from the Notes Offering to the Operating Company. The Operating Company will use the proceeds from the Notes Offering to repay outstanding borrowings under its revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Partnership is under no obligation, and has no intention, to register the Notes under the Securities Act or any state securities laws in the future. This report is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Number	Exhibit

99.1	Press Release dated July 7, 2020 entitled “Rattler Midstream LP, a Subsidiary of Diamondback Energy, Inc., Launches $500 Million Offering of Senior Notes.”

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RATTLER MIDSTREAM LP

	By:	Rattler Midstream GP LLC, its general partner

Date: July 7, 2020
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary